UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2026

___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-42192	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), approved certain compensation changes for the Company’s named executive officers.

The Committee approved the 2026 Long-Term Incentive Plan under which the Company's named executive officers received the aggregate target award amounts as follows:

Named Executive Officer	Target Award Amount
David R. Parker	$2,984,000
M. Paul Bunn	$1,873,000
James “Tripp” Grant	$792,000
Dustin Koehl	$695,000
Joey Ballard	$481,000

One-half of the target award amount above is subject to performance-based vesting issued as Class A restricted stock units and the other half is subject to time-based vesting issued in cash, except the Committee issued Mr. Parker’s entire award in cash given his significant stock holdings that align with stockholder value creation. The performance-based portion of the award may be earned as follows: (i) one-half upon the Company’s attainment of a two-year cumulative adjusted earnings per share (“Adjusted EPS”) goal for the performance period ended December 31, 2028 and (ii) one-half upon the Company’s attainment of a two-year average annual return on invested capital (“ROIC”) goal for the performance period ended December 31, 2028. The performance-based portion of the award has a threshold payout of 50% of the target and a maximum payout of 200% of the target. The time-based portion of the award may be earned as follows: (A) one-third for continued service through July 1, 2027, (B) one-third for continued service through July 1, 2028, and (C) one-third for continued service through July 1, 2029.

The Committee approved new annualized base salaries for certain of the Company’s named executive officers, effective July 6, 2026, as follows:

Named Executive Officer	New Annualized Base Salary
James “Tripp” Grant	$455,000
Dustin Koehl	$455,000
Joey Ballard	$400,000

The Committee amended Mr. Grant’s and Ms. Ballard’s severance agreements to provide for the following terms, which align with the terms of Mr. Koehl’s severance agreement:

•
upon a qualifying severance event, subject to employment, release, and other customary provisions, including a non-compete through 12 months post-termination, (i) 24 months of salary continuation, (ii) if earned at or above minimum, then the target cash bonus for the year of termination, prorated for partial year of service, and (iii) 24 months of COBRA reimbursement; and

•
upon a qualifying change-in-control event only when the recipient is terminated without “cause” or is subject to a “constructive termination” during the 24 months following a change-in-control, subject to employment, release, and other customary provisions, including a non-compete through 12 months post-termination, (i) 300% of annualized base salary lump sum severance payment, (ii) target cash bonus for the year of termination, and (iii) 36 months of COBRA reimbursement.

Given his tenure with the Company, the Committee amended Mr. Koehl’s severance agreement to remove the 50% reduction in severance and change-in-control benefits if Mr. Koehl’s qualifying separation occurs prior to the third anniversary of his employment with the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

	The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, was held on Wednesday May 13, 2026. Three proposals were voted on at the Annual Meeting. The proposals are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

	1. The individuals listed below were elected to serve as directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified:

	Nominee	For	Withheld	Broker Non-Votes
	Dr. Benjamin S. Carson, Sr.	21,275,076	4,839,681	1,086,509
	Joey B. Hogan	25,719,384	395,373	1,086,509
	D. Michael Kramer	25,610,044	504,713	1,086,509
	Bradley A. Moline	18,087,472	8,027,285	1,086,509
	David R. Parker	25,532,054	582,703	1,086,509
	Rachel Parker-Hatchett	25,718,628	396,129	1,086,509
	Tracy L. Rosser	21,276,907	4,837,850	1,086,509
	Herbert J. Schmidt	25,663,735	451,022	1,086,509
	W. Miller Welborn	24,854,533	1,260,224	1,086,509

	2. The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	25,600,194	475,165	39,398	1,086,509

	3. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was ratified as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	27,132,335	54,680	14,251	-

Item 8.01	Other Events.

On May 13, 2026, the Board declared a quarterly cash dividend of $0.07 per share of Class A and Class B common stock. The quarterly cash dividend is pursuant to a quarterly cash dividend program previously approved by the Board. The dividend is payable to stockholders of record on June 5, 2026, and is expected to be paid on June 26, 2026.

A copy of the press release announcing the declaration of dividends is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Covenant Logistics Group, Inc. press release announcing the declaration of a quarterly cash dividend.
	104	Cover Page Interactive Data File.

The information Items 8.01 and 9.01 of this report and the exhibit hereto maybe considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of our board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results; and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: May 15, 2026	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer